July 1, 2000

                             MARKMAN MULTIFUND TRUST

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2000

     The Prospectus, dated March 1, 2000, of the Markman MultiFunds (the "Portfolios") is hereby amended to reflect that Markman Securities, Inc., the Portfolios' distributor, will no longer serve as distributor to the Portfolios. Effective July 1, 2000, the Portfolios will be self-distributed. Therefore, effective July 1, 2000, any references in this Prospectus to Markman Securities, Inc. or the "Distributor" should be deleted. This action will have no impact on any services provided to shareholders.